SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

TECHNOLOGY PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Technology Portfolio Class I and P Shares summary prospectus dated May 1, 2013, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective May 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in December 2013, Ivy Investment Management Company will become the sub-adviser of the Fund. In order to facilitate the sub-adviser change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by the new sub-adviser. PLFA, the investment adviser to the Fund, may begin transitioning prior to May 1, 2014. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with these transitions.

The Principal Investment Strategies subsection should be replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies. Such companies are those that the sub-adviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology-related products or service, or companies whose products, processes or services, in the sub-adviser’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may also invest in companies that utilize technology as an agent of change to significantly enhance their business opportunities. Technology and technology-related companies include companies focusing on software, hardware, communications, information, health care medical technology and technology services, including the internet. The Fund may invest up to 25% of its assets in technology-related companies, including companies focused on pharmaceuticals, medical technology equipment, biotechnology, genomics, proteomics, and healthcare services. The Fund may invest in companies of all sizes and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may also focus its investments in a smaller number of holdings (generally 45 to 65).

The sub-adviser typically emphasizes growth potential (where earnings are likely to grow faster than the economy) in its largely bottom-up approach to selecting securities for the Fund and aims to identify strong secular trends within industries. Other factors the sub-adviser may consider in deciding on an investment for the Fund include earnings potential, quality of management, valuation, financial statements, industry position/market size potential, applicable economic and market conditions and whether a company’s products and services have high barriers to entry.

The sub-adviser may sell a holding if it believes the security has ceased to offer significant growth potential, has become overvalued or that the prospects of the company have deteriorated due to a change in management, strategy or financial characteristics. The sub-adviser may also sell a security to reduce the Fund’s holding in that security, take advantage of what it believes are more attractive investment opportunities or to raise cash.

The following risk should be added to the Principal Risks subsection:

•	Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

The following individual will be the portfolio manager of the Fund:

Zachary H. Shafran, Senior Vice President